Exhibit 10.1

FOURTH AMENDMENT TO SECOND AMENDED AND RESTATED TERM LOAN AGREEMENT

THIS FOURTH AMENDMENT TO SECOND AMENDED AND RESTATED TERM LOAN AGREEMENT (this “Amendment”) dated as of December 1, 2020, is by and among POTLATCHDELTIC CORPORATION, a Delaware corporation (“PotlatchDeltic”), POTLATCHDELTIC FOREST HOLDINGS, INC., a Delaware corporation (“Potlatch Forest”) and POTLATCHDELTIC LAND & LUMBER, LLC, a Delaware limited liability company and a taxable REIT subsidiary of PotlatchDeltic (“Potlatch Land & Lumber”, and, together with PotlatchDeltic and Potlatch Forest, the “Borrowers”), the Guarantors party hereto, the Lenders identified on the signature pages hereto, the Voting Participants identified on the signature pages hereto and NORTHWEST FARM CREDIT SERVICES, PCA, as Administrative Agent (in such capacity, the “Administrative Agent”).

W I T N E S S E T H

WHEREAS, term loan facilities have been established in favor of the Borrowers pursuant to the terms of that certain Second Amended and Restated Term Loan Agreement dated as of March 22, 2018 (as amended, restated, modified or supplemented from time to time, the “Term Loan Agreement”) among the Borrowers, the guarantors from time to time party thereto (the “Guarantors”), the Lenders from time to time party thereto (the “Lenders”) and the Administrative Agent;

WHEREAS, the Borrowers have requested that the Lenders amend the Term Loan Agreement to provide for the making of a $46,000,000 Term Loan (the “Term Loan O”) to the Borrowers; and

WHEREAS, the Lenders party hereto have agreed to provide the Term Loan O and to amend the Term Loan Agreement on the terms and subject to the conditions set forth herein.

NOW, THEREFORE, IN CONSIDERATION of the premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1.Defined Terms.  Capitalized terms used herein but not otherwise defined herein shall have the meanings provided to such terms in the Term Loan Agreement.

2.Amendment.  Subject to the satisfaction of the conditions precedent set forth in Section 3 hereof, the Term Loan Agreement is hereby amended as follows:

(a)In the definition of “Applicable Rate” in Section 1.01 of the Term Loan Agreement, the following new clause (n) is hereby added immediately following clause (m):

(n)the Term Loan O, 1-month LIBOR plus 2.10% per annum.

(b)In the definition of “Commitment” in Section 1.01 of the Term Loan Agreement, a reference to “and/or Term Loan O Commitment” is hereby added immediately following the reference to “Term Loan N Commitment”.

(c)The definition of “Fee Letter” in Section 1.01 of the Term Loan Agreement is hereby amended to add the following new clause (f) immediately following clause (e) thereof:

(f) the letter agreement, dated as of December 1, 2020, between PotlatchDeltic and the Administrative Agent.

(d)The definition of “Interest Payment Date” in Section 1.01 of the Term Loan Agreement is hereby amended and restated to read as follows:

“Interest Payment Date” means (a) with respect to the Term Loan E, Term Loan F, Term Loan G, Term Loan H and Term Loan I, the first day of each January, April, July and October and the Maturity Date, (b) with respect to the Term Loan J, the first day of each March and September and the Maturity Date and (c) with respect to the Term Loan K, Term Loan L, Term Loan M, Term Loan N and Term Loan O, the first day of each month and the Maturity Date.

(e)In the definition of “LIBOR” in Section 1.01 of the Term Loan Agreement, the last two sentences of such definition are hereby amended and restated to read as follows:

For the purposes of this Agreement, (a) the Term Loan E and Term Loan I LIBOR Loans will have an interest period of three months, and (b) the Term Loan K, Term Loan L, Term Loan M, Term Loan N and Term Loan O LIBOR Loans will have an interest period of one month (other than with respect to (x) in each case, the final interest period, which shall commence on the last Interest Payment Date prior to the applicable Maturity Date and end on the applicable Maturity Date, (y) the Term Loan N (i) for which the initial interest shall begin on the Second Amendment Effective Date and shall mature on January 1, 2020 and (ii) upon the expiration of such initial interest period, the Term Loan N shall automatically continue as another LIBOR Loan having an interest period of one month) and LIBOR will reset on each Interest Payment Date. Notwithstanding the foregoing, if LIBOR shall be less than zero, such rate shall be deemed zero for the purposes of this Agreement; provided that, solely with respect to the Term Loan E, Term Loan I, Term Loan K, Term Loan L, Term Loan M, Term Loan N and Term Loan O, LIBOR may be less than zero so long as there is a corresponding Swap Contract in place relating to such Term Loan E, Term Loan I, Term Loan K, Term Loan L, Term Loan M, Term Loan N or Term Loan O as applicable, that does not have a floor of zero.

(f)The definition of “LIBOR Loans” in Section 1.01 of the Term Loan Agreement is hereby amended and restated to read as follows:

“LIBOR Loans” means the Term Loan E, Term Loan I, Term Loan K, Term Loan L, Term Loan M, Term Loan N and Term Loan O and any other Loans for which Applicable Rate is determined with 3-month or 1-month LIBOR.

(g)The definition of “Loan” in Section 1.01 of the Term Loan Agreement is hereby amended and restated to read as follows:

“Loan” means Term Loan E, Term Loan F, Term Loan G, Term Loan H, Term Loan I, Term Loan J, Term Loan K, Term Loan L, Term Loan M, Term Loan N, Term Loan O and/or any Incremental Term Loan, as applicable.

(h)In the definition of “Maturity Date” in Section 1.01 of the Term Loan Agreement, (i) clause (m) is amended by replacing “.” with “;” at the end thereof and (ii) the following new clause (n) is hereby added immediately following clause (m):

(n) the Term Loan O, November 1, 2030.

(i)The definition of “Term Loans” in Section 1.01 of the Term Loan Agreement is hereby amended and restated to read as follows:

“Term Loans” means, collectively, Term Loan E, Term Loan F, Term Loan G, Term Loan H, Term Loan I, Term Loan J, Term Loan K, Term Loan L, Term Loan M, Term Loan N, Term Loan O and any Incremental Term Loans.

(j)The following new definitions are hereby added to Section 1.01 of the Term Loan Agreement in the appropriate alphabetical order:

“Fourth Amendment Effective Date” means December 1, 2020.

“Fourth Amendment” means that certain Fourth Amendment to the Agreement dated as of December 1, 2020, by and among the Borrowers, the Guarantors party thereto, the Lenders party thereto, the Voting Participants party thereto and the Administrative Agent.

“Term Loan O” has the meaning specified in Section 2.01(o).

“Term Loan O Commitment” means, as to each Lender, its obligations to make its portion of the Term Loan O to the Borrowers pursuant to Section 2.01 in the principal amount set forth opposite such Lender’s name on Schedule 2.01 or in the Assignment and Assumption pursuant to which such Lender becomes a party hereto, as applicable, as such amount may be adjusted from time to time in accordance with this Agreement.

(k) In Section 2.01 of the Term Loan Agreement, the following new clause (o) is hereby added immediately following clause (n):

(o)Term Loan O.  Subject to the terms and conditions set forth herein, each Lender with a Term Loan O Commitment severally agrees to make, on the Fourth Amendment Effective Date, its portion of a separate FORTY-SIX MILLION DOLLAR ($46,000,000) term loan (identified as Loan 6319980 by NWFCS) to the Borrowers in Dollars in an amount not to exceed such Lender’s Term Loan O Commitment (“Term Loan O”).

(l)In Section 2.02 of the Term Loan Agreement, the following sentence is hereby added after the eighth sentence:

Each Lender shall make the amount of its Applicable Percentage of Term Loan O available to the Administrative Agent in immediately available funds at the Administrative Agent’s Office not later than 12:00 noon on the Fourth Amendment Effective Date.

(m)In Section 2.06(c) of the Term Loan Agreement, the first sentence is hereby amended and restated in its entirety to read as follows:

Interest on each Loan shall be due and payable in arrears on each Interest Payment Date applicable thereto commencing, with respect to the Term Loan O, January 1, 2021, and, in each case, at such other times as may be specified herein.

(n)The parenthetical in the last sentence of Section 3.03(b) of the Term Loan Agreement is hereby amended and restated in its entirety to read as follows:

(other than with respect to the Term Loan E, Term Loan I, Term Loan K, Term Loan L, Term Loan M, Term Loan N and/or Term Loan O for so long as there is a corresponding Swap Contract in place relating to such Term Loan E, Term Loan I, Term Loan K, Term Loan L, Term Loan M, Term Loan N, and/or Term Loan O, as applicable, that does not have a floor of zero)

(o)The first paragraph of Section 3.03(c) of the Term Loan Agreement is hereby amended and restated in its entirety to read as follows:

On the third, sixth and ninth anniversaries of (i) the Restatement Date, solely with respect to Term Loan E, Term Loan F, Term Loan G, Term Loan H, Term Loan I, Term Loan J, Term Loan K and Term Loan L (ii) the First Amendment Effective Date, solely with respect to Term Loan M, (iii) the Second Amendment Effective Date solely with respect to Term Loan N and (iv) the Fourth Amendment Effective Date solely with  respect to Term Loan O (or such other date approximately preceding any such date as Administrative Agent and the Borrowers may agree) (each such date, a “Reset Reference Point”) Administrative Agent (A) shall determine the difference (in basis points), if any, between the Current Cost of Funds (as defined below) as of such Reset Reference Point and the Restatement Date Cost of Funds (as defined below) and (B) thereafter shall promptly notify the Lenders and the Borrowers of such difference by delivering a certificate in form and substance mutually acceptable to Administrative Agent and the Borrowers. LIBOR shall be increased or decreased, as applicable, by the amount of such difference (in a like amount of basis points), which increase or decrease shall commence from and as of such Reset Reference Point and shall remain in effect until the next Reset Reference Point; provided that in no event shall LIBOR for any interest period be reduced below zero; provided, further, that solely with respect to the Term Loan E, Term Loan I, Term Loan K, Term Loan L, Term Loan M, Term Loan N and/or Term Loan O LIBOR may be less than zero so long as there is a corresponding Swap Contract with a Lender, Voting Participant or Affiliate of a Lender or Voting Participant in place relating to such Term Loan E, Term Loan I, Term Loan K, Term Loan L, Term Loan M, Term Loan N and/or Term Loan O, as applicable, that does not have a floor of zero. As used in this subsection (c):

(p) In Section 3.03(c) of the Term Loan Agreement, the definition of “Restatement Date Cost of Funds” is hereby amended and restated in its entirety to read as follows:

“Restatement Date Cost of Funds” means, (a) as of the Restatement Date, 4 basis points, which is the amount by which (x) the LIBOR Floating Note Rate differs from (y) LIBOR for an interest period of one month, in each case determined as of the date that is two Business Days prior to the Restatement Date, (b) as of the First Amendment Effective Date with respect to the Term Loan M, 4 basis points, which is the amount by which (x) the LIBOR Floating Note Rate differs from (y) LIBOR for an interest period of one month, in each case determined as of the date that is two Business Days prior to the First Amendment Effective Date, (c) as of the Second Amendment Effective Date with respect to the Term Loan N, 35 basis points, which is the amount by which (x) the LIBOR Floating Note Rate differs from (y) LIBOR for an interest period of one month, in each case determined as of the date that is two Business Days prior to the Second Amendment Effective Date or (d) as of the Fourth Amendment Effective Date with respect to the Term Loan O, 7 basis points, which is the amount by which (x) the LIBOR Floating Note differs from (y) LIBOR for an interest period of one month, in each case determined as of the date that is two Business Days prior to the Fourth Amendment Effective Date.

(q)In Section 3.03 of the Term Loan Agreement, the definition of “LIBOR Floating Note Rate” is hereby amended to add the following new sentence at the end thereof:

Notwithstanding the foregoing, if, in connection with any Reset Reference Point, new floating rate (indexed to the one-month LIBOR or three-month LIBOR, as applicable) debt securities with a three (3) year term are not then being issued into the primary market by the Farm Credit Funding Corporation, then “LIBOR Floating Note Rate” shall mean NWFCS’ best estimate of the cost of such debt securities based on market observations of synthetic (swaps) floating rate indications for similar debt securities or such other replacement benchmark as the Administrative Agent and the Borrowers may mutually agree upon.

(r)In Section 5.15 of the Term Loan Agreement, clause (z) is hereby amended and restated to read as follows:

(z) the Term Loan K, the Term Loan L, the Term Loan M, the Term Loan N and the Term Loan O hereunder shall be used solely by the Borrowers to (i) refinance existing Indebtedness, (ii) pay fees and expenses incurred in connection herewith, and (iii) for general corporate purposes of the Borrowers and their Subsidiaries.

(s)(i) In Section 1.01 of the Term Loan Agreement (A) clauses (a) and (c) of the definition of “Applicable Rate” are hereby amended and restated in their entirety to read “[reserved]”, (B) clauses (a) and (c) of the definition of “Maturity Date” are hereby amended and restated in their entirety to read “[reserved]” and (C) the definitions of “Term Loan B” and “Term Loan D” are hereby deleted in their entirety; (ii) Sections 2.01(b) and 2.01(d) of the Term Loan Agreement are hereby amended and restated in their entirety to read “[reserved]”; and (iii) all other references to “Term Loan B” or “Term Loan D” in the Term Loan Agreement are hereby deleted in their entirety.

(t)Schedule 2.01 to the Term Loan Agreement is hereby amended to be supplemented with the information set forth on Schedule 2.01 attached hereto.

3.Conditions Precedent.  This Amendment shall become effective upon the satisfaction of the following conditions:

(a)Receipt by the Administrative Agent of counterparts of this Amendment duly executed by the Borrowers, the Guarantors, the Administrative Agent, the Required Lenders, the Voting Participants and each Lender with a Term Loan O Commitment;

(b)Receipt by the Administrative Agent of the following:

(i)a certificate of each Loan Party dated as of the Fourth Amendment Effective Date signed by a Responsible Officer of such Loan Party (A) certifying and attaching the resolutions adopted by such Loan Party approving or consenting to the Term Loan O, as well as a such documents and certifications as the Administrative Agent may reasonably require to evidence that each Loan Party is duly organized or formed, and is validly existing, in good standing and qualified to engage in business in the jurisdiction of its incorporation or organization and (B) certifying that, before and after giving effect to the Term Loan O, (x) the representations and warranties contained in Article V of the Term Loan Agreement and the other Loan Documents are true and correct as of such date, and except that for purposes hereof, the representations and warranties contained in subsections (a) and (b) of Section 5.01 of the Term Loan Agreement shall be deemed to refer to the most recent financial statements furnished pursuant to subsections (a) and (b), respectively, of Section 6.01 of the Term Loan Agreement, and (y) no Default exists;

(ii)a Note executed by each of the Borrowers in favor of each Lender requesting a Note for the Term Loan O; and

(iii) (A) a legal opinion of Michele L. Tyler, Vice President, General Counsel and Corporate Secretary of the Borrowers and Guarantors, and (B) a legal opinion of Perkins Coie LLP, special counsel to the Borrowers, in each case dated as of the Fourth Amendment Effective Date and in form and substance reasonably satisfactory to the Administrative Agent.

(c)The payment by the Borrowers of all fees and expenses due and payable as of the Fourth Amendment Effective Date, including the reasonable out-of-pocket costs and expenses of the Administrative Agent and the reasonable fees and expenses of Moore & Van Allen PLLC, special counsel to the Administrative Agent.

4.Representations and Warranties.  The Loan Parties hereby, jointly and severally, represent and warrant that:

(a)the representations and warranties contained in Article V of the Term Loan Agreement are true and correct on and as of the date hereof, except to the extent that such representations and warranties specifically refer to an earlier date, in which case they were true and correct as of such earlier date, and except that for purposes hereof, the representations and warranties contained in Sections 5.01(a) and (b) of the Term Loan Agreement shall be deemed to refer to the most recent statements furnished pursuant to clauses (a) and (b), respectively, of Section 6.01 of the Term Loan Agreement,

(b) no Default exists under the Term Loan Agreement on and as of the date hereof and after giving effect to this Amendment,

(c)this Amendment has been duly executed and delivered by each Loan Party and constitutes a legal, valid and binding obligation of such Loan Party, enforceable against such Loan Party in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors’ rights generally and by general equitable principles (whether enforcement is sought by proceedings in equity or at law).

(d)this Amendment constitutes the legal, valid and binding obligation of each Loan Party, enforceable against it in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors’ rights generally and by general equitable principles (whether enforcement is sought by proceedings in equity or at law).

(e)the execution, delivery and performance of this Amendment by each Loan Party will not:  (i) contravene the terms of any provision of its articles or certificate of incorporation or bylaws or other organizational or governing documents of such Loan Party; (ii) violate, contravene or materially conflict with any Law or any other law, regulation (including, without limitation, Regulation U or Regulation X), order, writ, judgment, injunction, decree or permit applicable to it, (iii) violate, contravene or conflict with contractual provisions of, or cause an event of default under, any material indenture, loan agreement, mortgage, deed of trust, contract or other agreement or instrument to which it is a party or by which it may be bound or (iv) result in or require the creation of any Lien upon or with respect to its properties.

5.No Other Changes; Ratification.  Except as expressly modified or waived hereby, all of the terms and provisions of the Term Loan Agreement (including the schedules and exhibits thereto) and the other Loan Documents shall remain in full force and effect.  The term “this Agreement” or “Term Loan Agreement” and all similar references as used in each of the Loan Documents shall hereafter mean the Term Loan Agreement as amended by this Amendment.  Except as herein specifically agreed, the Term Loan Agreement is hereby ratified and confirmed and shall remain in full force and effect according to its terms.

6.Counterparts; Facsimile/Email.  This Amendment may be executed in any number of counterparts, each of which when so executed and delivered shall be deemed an original and it shall not be necessary in making proof of this Amendment to produce or account for more than one such counterpart.  Delivery of an executed counterpart of this Amendment by telecopy or electronic mail by any party hereto shall be effective as such party’s original executed counterpart.

7.Loan Modification.  By its execution of this Amendment, the Borrowers hereby authorize the Administrative Agent to consider this Amendment its application for loan modification on the terms and conditions set forth herein.

8.Governing Law.  This Amendment shall be deemed to be a contract made under, and for all purposes shall be construed in accordance with, the laws of the State of New York.

9.Entirety. This Amendment and the other Loan Documents embody the entire agreement between the parties and supersede all prior agreements and understandings, if any, relating to the subject matter hereof.  These Loan Documents represent the final agreement between the parties and may not be contradicted by evidence of prior, contemporaneous or subsequent oral agreements of the parties.  There are no oral agreements between the parties.

10.Loan Document.  This Amendment is a Loan Document.

[SIGNATURE PAGES FOLLOW]

IN WITNESS WHEREOF, each of the parties hereto has caused a counterpart of this Amendment to be duly executed and delivered as of the date first above written.

BORROWERS:	POTLATCHDELTIC CORPORATION,
a Delaware corporation
By: /s/ Jerald W. Richards
Name: Jerald W. Richards
Title: Vice President - CFO

POTLATCHDELTIC FOREST HOLDINGS, INC.,
a Delaware corporation
By: /s/ Jerald W. Richards
Name: Jerald W. Richards
Title: Vice President - CFO

POTLATCHDELTIC LAND & LUMBER, LLC,
a Delaware limited liability company
By: /s/ Jerald W. Richards
Name: Jerald W. Richards
Title: Vice President - CFO

PotlatchDeltic Corporation

Fourth Amendment to Second Amended and Restated Term Loan Agreement

GUARANTORS:	POTLATCHDELTIC TIMBER, LLC,
a Delaware limited liability company
By: /s/ Jerald W. Richards
Name: Jerald W. Richards
Title: Vice President - CFO

POTLATCH TIMBERLANDS, LLC,
a Delaware limited liability company
By: /s/ Jerald W. Richards
Name: Jerald W. Richards
Title: Vice President - CFO

POTLATCH LAKE STATES TIMBERLANDS, LLC,
a Delaware limited liability company
By: /s/ Jerald W. Richards
Name: Jerald W. Richards
Title: Vice President - CFO

POTLATCH MINNESOTA TIMBERLANDS, LLC,
a Delaware limited liability company
By: /s/ Jerald W. Richards
Name: Jerald W. Richards
Title: Vice President - CFO

POTLATCHDELTIC MANUFACTURING, LLC,
an Arkansas limited liability company
By: /s/ Jerald W. Richards
Name: Jerald W. Richards
Title: Vice President - CFO

PotlatchDeltic Corporation

Fourth Amendment to Second Amended and Restated Term Loan Agreement

ADMINISTRATIVE AGENT AND LENDERS:	NORTHWEST FARM CREDIT SERVICES, PCA,
as Administrative Agent and a Lender
By: /s/ Suann Harris
Name: Suann Harris
Title: Relationship Manager, VP – Forest Products

PotlatchDeltic Corporation

Fourth Amendment to Second Amended and Restated Term Loan Agreement

AMERICAN AGCREDIT, PCA, as a Lender
By: /s/ Michael J. Balok
Name: Michael J. Balok
Title: Vice President

PotlatchDeltic Corporation

Fourth Amendment to Second Amended and Restated Term Loan Agreement

VOTING PARTICIPANTS:	AGFIRST FARM CREDIT BANK, as a Voting Participant
By: /s/ Michael C. Hawkins
Name: Michael C. Hawkins
Title: Assistant Vice President

PotlatchDeltic Corporation

Fourth Amendment to Second Amended and Restated Term Loan Agreement

AMERICAN AGCREDIT, FLCA, as a Voting Participant
By: /s/ Michael J. Balok
Name: Michael J. Balok
Title: Vice President

PotlatchDeltic Corporation

Fourth Amendment to Second Amended and Restated Term Loan Agreement

CAPITAL FARM CREDIT, FLCA, as a Voting Participant
By: /s/ Donald L. Palm
Name: Donald L. Palm
Title: SVP

PotlatchDeltic Corporation

Fourth Amendment to Second Amended and Restated Term Loan Agreement

COBANK, FCB, as a Voting Participant
By: /s/ Robert Prickett
Name: Robert Prickett
Title: Vice President

PotlatchDeltic Corporation

Fourth Amendment to Second Amended and Restated Term Loan Agreement

AGCOUNTRY FARM CREDIT SERVICES, FLCA (f/k/a FCS Commercial Finance Group, for AgCountry Farm Credit Services, FLCA), as a Voting Participant
By: /s/ Lisa Caswell
Name: Lisa Caswell
Title: Vice President

PotlatchDeltic Corporation

Fourth Amendment to Second Amended and Restated Term Loan Agreement

COMPEER FINANCIAL, FLCA, as a Voting Participant
By: /s/ Lee Fuchs
Name: Lee Fuchs
Title: Director, Capital Markets

PotlatchDeltic Corporation

Fourth Amendment to Second Amended and Restated Term Loan Agreement

FARM CREDIT EAST, ACA, as a Voting Participant
By: /s/ Benjamin Thompson
Name: Benjamin Thompson
Title: Vice President

PotlatchDeltic Corporation

Fourth Amendment to Second Amended and Restated Term Loan Agreement

FARM CREDIT WEST, FLCA, as a Voting Participant
By: /s/ Rob Stornetta
Name: Rob Stornetta
Title: Senior Vice President

PotlatchDeltic Corporation

Fourth Amendment to Second Amended and Restated Term Loan Agreement

FARM CREDIT SERVICES OF AMERICA, FLCA, as a Voting Participant
By: /s/ Nicholas King
Name: Nicholas King
Title: Vice President

PotlatchDeltic Corporation

Fourth Amendment to Second Amended and Restated Term Loan Agreement

GREENSTONE FARM CREDIT SERVICES, FLCA, as a Voting Participant
By: /s/ Shane Prichard
Name: Shane Prichard
Title: Vice President - Capital Markets

PotlatchDeltic Corporation

Fourth Amendment to Second Amended and Restated Term Loan Agreement

FARM CREDIT MID-AMERICA, FLCA, as a Voting Participant
By: /s/ Tabatha Hamilton
Name: Tabatha Hamilton
Title: Vice President Food and Agribusiness

PotlatchDeltic Corporation

Fourth Amendment to Second Amended and Restated Term Loan Agreement

FARM CREDIT OF NEW MEXICO, FLCA, as a Voting Participant
By: /s/ Mitch Selking
Name: Mitch Selking
Title: Director of Credit Corporate Agribusiness Lending

PotlatchDeltic Corporation

Fourth Amendment to Second Amended and Restated Term Loan Agreement

Farm Credit Services of Western Arkansas, FLCA, as a Voting Participant
By: /s/ Charlie McConnell
Name: Charlie McConnell
Title: SVP - Chief Lending Officer

PotlatchDeltic Corporation

Fourth Amendment to Second Amended and Restated Term Loan Agreement

YOSEMITE LAND BANK, FLCA, as a Voting Participant
By: /s/ Steven M. Mizuno
Name: Steven M. Mizuno
Title: SVP, Credit Admin

PotlatchDeltic Corporation

Fourth Amendment to Second Amended and Restated Term Loan Agreement

SCHEDULE 2.01

TERM LOAN O

Lender	Commitment	Applicable Percentage
Northwest Farm Credit Services, PCA*	$46,000,000	100.000000000%
Total	$46,000,000	100.000000000%

* Prior to giving effect to the participations noted below.

Voting Participants - Commitments and Applicable Percentages

Lender	Voting Participant	Term Loan O Commitment	Resulting Term Loan O Commitment / Participation	Resulting Applicable Percentage of Term Loan O
Northwest Farm Credit Services, PCA	-	$46,000,000.00	$13,277,419.36	28.863955130%
	CoBank, FCB		$5,380,645.16	11.697054696%
	AgFirst Farm Credit Bank		$3,780,645.16	8.218793826%
	American AgCredit, FLCA		$4,774,193.54	10.378681609%
	Farm Credit Mid-America, FLCA		$3,425,806.45	7.447405326%
	Farm Credit Services of America, FLCA		$3,425,806.45	7.447405326%
	Farm Credit West, FLCA		$3,819,354.84	8.302945304%
	AgCountry Farm Credit Services, FLCA (fka FCS Commercial Finance Group, for AgCountry Farm Credit Services, FLCA)		$3,341,935.48	7.265077131%
	Farm Credit East, ACA		$2,387,096.78	5.189340826%
	Capital Farm Credit, FLCA		$2,387,096.78	5.189340826%
TOTAL		$46,000,000.00	$46,000,000.00	100.000000000%